Earnings Release | October 25, 2018

About GWB Company Snapshot EPS Performance $2.90 • Full-service regional bank focused on relationship-based CAGR EPS 10% $0.23 business and agribusiness banking $2.46 $2.67 $2.31 • 174 banking branches across nine states: Arizona, $2.45 $0.17 $1.90 $2.14 Colorado, Iowa, Kansas, Minnesota, Missouri, Nebraska, $1.81 $1.66 North Dakota and South Dakota • Headquartered in Sioux Falls, South Dakota • 6th largest farm lender bank in the U.S. as of 06/30/18 (1) FY13 FY14 FY15 FY16 FY17 FY18 EPS - diluted Adj. EPS - diluted (2) Strong Earnings Growth and Efficiency Tangible Book Value per Share Accretion $172 150.00 $14 $145 GWB CAGR TBV 11% $158 140.00 $131 $10 $105 $109 130.00 $96 $121 120.00 51% 50% 50% 48% 47% 47% 110.00 Peer CAGR TBV 5% 100.00 90.00 14 15 15 15 15 16 16 16 16 17 17 17 17 18 18 18 18 Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y F F F F F F F F F F F F F F F F F FY13 FY14 FY15 FY16 FY17 FY18 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Net Income ($MM) Adj. Net Income ($MM) (2) Efficiency Ratio (2) GWB GWB Peer Group 3 (1) Source: American Banker's Association 2 (2) Efficiency ratio, adjusted net income and adjusted EPS are non-GAAP measures. See appendix for reconciliations. (3) See appendix for Peer Group listing; data sourced from SNL Financial

Executing on Strategy Focused • Total loans increased $36.1 million during the quarter bringing full year loan growth to 5.0% Business • Loan growth was primarily driven by commercial real estate in both non-owner and owner-occupied Banking Franchise with segments Agribusiness • Deposit balances increased by $148.2 million compared to June 30, 2018 Expertise • Fully diluted EPS(1) of $0.72 for the quarter compared to $0.78 for 3QFY18, a decrease of 7.7%, and Strong Profitability and $0.64 for 4QFY17, an increase of 12.5% Growth Driven by • Profitability remains strong with ROTCE(1) of 15.7% and ROAA of 1.40% for the quarter and 15.3% a Highly Efficient ROTCE(1) and 1.34% ROAA for the year Operating Model • Efficiency ratio(1) of 48.1% for the quarter compared to 45.8% for the prior quarter • All regulatory capital ratios remain above minimums to be considered “well capitalized” Strong Capital Generation and • Strong earnings support a quarterly dividend of $0.25 per share Attractive ◦ Dividend payable November 21, 2018 to stockholders of record as of the close of business on Dividend November 9, 2018 • Net charge-offs of $5.2 million during the quarter represent 0.22% of average total loans on an Risk annualized basis Management • Loans graded "Substandard" decreased by 5.7% to $252.7 million, loans graded "Watch" increased Driving Strong Credit Quality by 24.4% to $343.3 million, nonaccrual loans increased by 12.5% to $143.2 million compared to June 30, 2018 (1) This is a non-GAAP measure. See appendix for reconciliation. 3

Revenue

Great Western Bancorp, Inc.

Revenue Highlights

- Net interest income (FTE) decreased 2.6% to $103.7 million compared to 3QFY18
  - Higher loan interest income was driven by growth in average loans partially offset by higher interest expense associated with a 12 basis point increase in cost of deposits
- NIM (FTE) down 18 basis points and adjusted NIM (FTE) [2] down 17 basis points compared to 3QFY18
- Noninterest income, excluding the change in fair value of fair value option loans and the net gain (loss) on related derivatives, increased 3% compared to 3QFY18

Net Interest Income ($MM) and NIM



$101.8
$103.7
$397.8
$414.4
3.93%
3.82%
3.79%
3.77%
3.90%
3.76%
3.89%
3.84%
4QFY17
4QFY18
FY17
FY18
Net Interest Income (FTE)
NIM (FTE)
Adjusted NIM (FTE) (2)

NIM Analysis



3.97%
3.94%
0.00%
0.00%
(0.12)%
0.05%
(0.07)%
(0.04)%
3.79%
3.77%
Non-recurring
3QFY18
Investment yield
Borrowings
Deposits
Core Loans
Acquired Loans
Non-accrual interest
4QFY18
NIM (FTE)
Adjusted NIM (FTE) (2)

Noninterest Income [1]



Wealth management, $2,458
Mortgage banking income, net, $1,664
Service charges, $1,739
Other, $1,475
Other Service fees, $2,241
Interchange income, $4,594
OD/NSF fees, $4,624

(1) Chart excludes changes related to loans and derivatives at fair value which netted $0.5 million for the quarter. Dollars in thousands.
(2) Adjusted NIM (FTE) is a non-GAAP measure. See appendix for reconciliations.

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Earnings, Expenses & Provision Highlights Net Income ($MM) • Adjusted net income(1) of $42.3 million, a decrease of 7.8% $46 $43 $41 $42 over 3QFY18 $38 $14 ◦ Strong ROAA of 1.40% • Efficiency ratio(1) was 48.1%, up from 45.8% for 3QFY18 1.55% 1.30% 1.40% 1.40% • Provision for loan losses was $5.0 million, an increase of 1.00% $1.5 million compared to 3QFY18 • Noninterest expense increased 2.9% to $59.6 million from 4QFY17 1QFY18 2QFY18 3QFY18 4QFY18 3QFY18 Net Income Adjusted net income (1) ROAA Noninterest Expense ($MM) Provision for Loan Losses ($MM) 2.9% increase in total noninterest expense sequentially $231.4 $21.5 $59.6 $216.6 $18.0 $55.3 $215.9 $5.0 $4.7 46.5% 47.1% 47.1% 48.1% 4QFY17 4QFY18 FY17 YTD FY18 YTD 4QFY17 4QFY18 FY17 YTD FY18 YTD (1) Noninterest expense Acquisition expense Efficiency Ratio 5 (1) Efficiency ratio and adjusted net income are non-GAAP measures. See appendix for reconciliations.

Balance Sheet Overview Balance Sheet Highlights Total Loans ($MM) • Outstanding loans increased $36.1 million during the 5.0% FYTD growth quarter, bringing the FYTD growth to 5.0% $9,416 $8,683 $8,969 $7,325 $864 ◦ Loan growth focused in non-owner-occupied and $6,363 $6,787 $7,819 owner occupied CRE • Deposits grew $148.2 million, or 1.5%, during the quarter • All key regulatory capital ratios increased compared to September 30, 2017 FY13 FY14 FY15 FY16 FY17 FY18 Total Loans Loans Acquired Deposits ($MM) Capital $9,733 13.8% 8.4% FYTD growth $8,978 12.9% 13.0% $8,605 12.1% 12.2% 12.5% $863 12.4% 12.0% $7,052 $7,387 11.8% $6,948 $7,742 10.9% 11.1% 11.4% 0.65% 0.48% 0.40% 0.36% 0.32% 0.32% 9.2% 9.6% 8.2% 8.2% 8.3% 8.5% FY13 FY14 FY15 FY16 FY17 FY18 FY13 FY14 FY15 FY16 FY17 FY18 Total Deposits Deposits Acquired Cost of Deposits Tier 1 Capital Total Capital TCE / TA (1) (1) TCE / TA is a non-GAAP measure. See appendix for reconciliation. 6

Asset Quality Highlights Net Charge-offs / Average Total Loans • Ratio of ALLL / total loans was stable at 0.69% at September 30, 2018, consistent with June 30, 2018 (1) ◦ Comprehensive Credit-Related Coverage is 0.96% , 0.88% inclusive of acquired loan marks and credit adjustment on loans at fair value 0.54% • Nonaccrual loans increased by $15.9 million, loans graded 0.44% “Watch” increased $67.3 million and loans graded 0.26% 0.18% “Substandard” decreased $15.4 million during the quarter 0.14% 0.13% 0.12% ◦ Increase in "Watch" due to a small number of agricultural credits FY11 FY12 FY13 FY14 FY15 FY16 FY17 FY18 Watch & Substandard Loans ($MM) Credit Quality $596 2.76% 83.8% $570 $545 $253 $242 $494 $233 2.03% $414 $184 60.2% 51.1% $358 $126 43.3% 45.9% 45.1% $139 42.4% 1.16% 1.54% 6.7% 6.6% 6.3% 1.46% 1.52% 5.6% 6.1% 6.1% 0.93% $343 $288 $310 $328 $312 $219 FY13 FY14 FY15 FY16 FY17 FY18 FY12 FY13 FY14 FY15 FY16 FY17 FY18 Watch Loans Substandard Loans % of Total Loans NALs / Total Loans Reserves / NALs (1) Comprehensive Credit-Related Coverage is a non-GAAP measure. 7

Proven Business Strategy Focused Business Banking Franchise with Agribusiness Expertise Attract and Retain High-Quality Relationship Bankers Invest in Organic Growth While Optimizing Footprint Deepen Customer Relationships Explore Accretive Strategic Acquisition Opportunities Strong Profitability and Growth Driven by a Highly Efficient Operating Model Strong Capital Generation and Attractive Dividend Risk Management Driving Stable Credit Quality 8

Disclosures Forward-Looking Statements: This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements about Great Western Bancorp, Inc.’s expectations, beliefs, plans, strategies, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “views,” “intends” and similar words or phrases. In particular, the statements included in this Earnings Release concerning Great Western Bancorp, Inc.’s expected performance and strategy, the outlook for its agricultural lending segment and the interest rate environment are not historical facts and are forward-looking. Accordingly, the forward-looking statements in this Earnings Release are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties, that could cause actual results to differ materially from those expressed. All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations, and, therefore, you are cautioned not to place undue reliance on such statements. Any forward-looking statements are qualified in their entirety by reference to the factors discussed in the sections titled “Item 1A. Risk Factors” and "Cautionary Note Regarding Forward-Looking Statements" in Great Western Bancorp, Inc.’s Annual Report on Form 10-K for the fiscal year ended September 30, 2017 and in the Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2018. Further, any forward- looking statement speaks only as of the date on which it is made, and Great Western Bancorp, Inc. undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Non-GAAP Financial Measures: This presentation contains non-GAAP measures which our management relies on in making financial and operational decisions about our business and which exclude certain items that we do not consider reflective of our business performance. We believe that the presentation of these measures provides investors with greater transparency and supplemental data relating to our financial condition and results of operations. These non-GAAP measures should be considered in context with our GAAP results. A reconciliation of these non-GAAP measures appears in our earnings release dated October 25, 2018 and in Appendix 1 to this presentation. Our earnings release and this presentation are available in the Investor Relations section of our website at www.greatwesternbank.com. Our earnings release and this presentation are also available as part of our Current Report on Form 8-K filed with the SEC on October 25, 2018. Explanatory Note: In this presentation, all financial information presented refers to the financial results of Great Western Bancorp, Inc. combined with those of its predecessor, Great Western Bancorporation, Inc. 9

Appendix 1 Non-GAAP Measures

Non-GAAP Measures

Great Western Bancorp, Inc.

	At or for the twelve months ended:		At or for the three months ended:				
	September 30, 2018	September 30, 2017	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
Adjusted net income and adjusted earnings per common share:							
Net income - GAAP	$ 157,916	$ 144,786	$ 42,281	$ 45,874	$ 40,532	$ 29,230	$ 37,662
Add: Acquisition expenses, net of tax	—	440	—	—	—	—	—
Add: Deferred taxes revaluation	13,586	—	—	—	—	13,586	—
Adjusted net income	$ 171,502	$ 145,226	$ 42,281	$ 45,874	$ 40,532	$ 42,816	$ 37,662
Weighted average diluted common shares outstanding	59,131,650	59,029,382	59,122,699	59,170,058	59,146,117	59,087,729	58,914,144
Earnings per common share - diluted	$ 2.67	$ 2.45	$ 0.72	$ 0.78	$ 0.69	$ 0.49	$ 0.64
Adjusted earnings per common share - diluted	$ 2.90	$ 2.46	$ 0.72	$ 0.78	$ 0.69	$ 0.72	$ 0.64
Tangible net income and return on average tangible common equity:							
Net income - GAAP	$ 157,916	$ 144,786	$ 42,281	$ 45,874	$ 40,532	$ 29,230	$ 37,662
Add: Amortization of intangible assets, net of tax	1,460	2,044	343	366	376	376	380
Tangible net income	$ 159,376	$ 146,830	$ 42,624	$ 46,240	$ 40,908	$ 29,606	$ 38,042
Average common equity	$ 1,788,153	$ 1,702,225	$ 1,825,312	$ 1,796,066	$ 1,770,117	$ 1,761,127	$ 1,740,429
Less: Average goodwill and other intangible assets	747,513	749,393	746,900	747,294	747,716	748,144	748,571
Average tangible common equity	$ 1,040,640	$ 952,832	$ 1,078,412	$ 1,048,772	$ 1,022,401	$ 1,012,983	$ 991,858
Return on average common equity *	8.8%	8.5%	9.2%	10.2%	9.3%	6.6%	8.6%
Return on average tangible common equity **	15.3%	15.4%	15.7%	17.7%	16.2%	11.6%	15.2%

* Calculated as net income - GAAP divided by average common equity. Annualized for partial-year periods.

** Calculated as tangible net income divided by average tangible common equity. Annualized for partial-year periods.

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Non-GAAP Measures

Great Western Bancorp, Inc.

	At or for the twelve months ended:		At or for the three months ended:				
	September 30, 2018	September 30, 2017	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
Adjusted net interest income and adjusted net interest margin (fully-tax equivalent basis):							
Net interest income - GAAP	$ 407,837	$ 389,195	$ 101,990	$ 104,672	$ 100,553	$ 100,622	$ 99,672
Add: Tax equivalent adjustment	6,597	8,599	1,687	1,729	1,616	1,565	2,122
Net interest income (FTE)	414,434	397,794	103,677	106,401	102,169	102,187	101,794
Add: Current realized derivative gain (loss)	(5,365)	(14,395)	(419)	(830)	(1,640)	(2,476)	(2,714)
Adjusted net interest income (FTE)	$ 409,069	$ 383,399	$ 103,258	$ 105,571	$ 100,529	$ 99,711	$ 99,080
Average interest-earning assets	$ 10,647,357	$ 10,209,741	$ 10,857,168	$ 10,748,078	$ 10,571,300	$ 10,412,882	$ 10,283,401
Net interest margin (FTE) *	3.89%	3.90%	3.79%	3.97%	3.92%	3.89%	3.93%
Adjusted net interest margin (FTE) **	3.84%	3.76%	3.77%	3.94%	3.86%	3.80%	3.82%

* Calculated as net interest income (FTE) divided by average interest earning assets. Annualized for partial-year periods.

** Calculated as adjusted net interest income (FTE) divided by average interest earning assets. Annualized for partial-year periods.

	September 30, 2018	September 30, 2017	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
Adjusted interest income and adjusted yield (fully-tax equivalent basis), on non ASC 310-30 loans:							
Interest income - GAAP	$ 439,789	$ 396,481	$ 115,284	$ 112,760	$ 106,811	$ 104,935	$ 102,998
Add: Tax equivalent adjustment	6,597	8,599	1,687	1,729	1,616	1,565	2,122
Interest income (FTE)	446,386	405,080	116,971	114,489	108,427	106,500	105,120
Add: Current realized derivative gain (loss)	(5,365)	(14,395)	(419)	(830)	(1,640)	(2,476)	(2,714)
Adjusted interest income (FTE)	$ 441,021	$ 390,685	$ 116,552	$ 113,659	$ 106,787	$ 104,024	$ 102,406
Average non ASC 310-30 loans	$ 9,106,519	$ 8,581,615	$ 9,299,318	$ 9,220,931	$ 9,064,899	$ 8,840,929	$ 8,728,514
Yield (FTE) *	4.90%	4.72%	4.99%	4.98%	4.85%	4.78%	4.78%
Adjusted yield (FTE) **	4.84%	4.55%	4.97%	4.94%	4.78%	4.67%	4.65%

* Calculated as interest income (FTE) divided by average loans. Annualized for partial-year periods.

** Calculated as adjusted interest income (FTE) divided by average loans. Annualized for partial-year periods.

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Non-GAAP Measures

Great Western Bancorp, Inc.

	At or for the twelve months ended:		At or for the three months ended:				
	September 30, 2018	September 30, 2017	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
Efficiency ratio:							
Total revenue - GAAP	$ 481,446	$ 452,409	$ 121,245	$ 123,611	$ 119,295	$ 117,296	$ 114,412
Add: Tax equivalent adjustment	6,597	8,599	1,687	1,729	1,616	1,565	2,122
Total revenue (FTE)	$ 488,043	$ 461,008	$ 122,932	$ 125,340	$ 120,911	$ 118,861	$ 116,534
Noninterest expense	$ 231,425	$ 216,643	$ 59,550	$ 57,863	$ 59,144	$ 54,868	$ 55,332
Less: Amortization of intangible assets	1,662	2,358	394	416	426	426	430
Tangible noninterest expense	$ 229,763	$ 214,285	$ 59,156	$ 57,447	$ 58,718	$ 54,442	$ 54,902
Efficiency ratio *	47.1%	46.5%	48.1%	45.8%	48.6%	45.8%	47.1%

* Calculated as the ratio of tangible noninterest expense to total revenue (FTE).

	September 30, 2018	September 30, 2017	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
Tangible common equity and tangible common equity to tangible assets:							
Total stockholders' equity	$ 1,840,551	$ 1,755,000	$ 1,840,551	$ 1,816,741	$ 1,788,698	$ 1,767,873	$ 1,755,000
Less: Goodwill and other intangible assets	746,735	748,397	746,735	747,129	747,545	747,971	748,397
Tangible common equity	$ 1,093,816	$ 1,006,603	$ 1,093,816	$ 1,069,612	$ 1,041,153	$ 1,019,902	$ 1,006,603
Total assets	$ 12,116,808	$ 11,690,011	$ 12,116,808	$ 12,009,048	$ 11,992,317	$ 11,806,581	$ 11,690,011
Less: Goodwill and other intangible assets	746,735	748,397	746,735	747,129	747,545	747,971	748,397
Tangible assets	$ 11,370,073	$ 10,941,614	$ 11,370,073	$ 11,261,919	$ 11,244,772	$ 11,058,610	$ 10,941,614
Tangible common equity to tangible assets	9.6%	9.2%	9.6%	9.5%	9.3%	9.2%	9.2%
Tangible book value per share:							
Total stockholders' equity	$ 1,840,551	$ 1,755,000	$ 1,840,551	$ 1,816,741	$ 1,788,698	$ 1,767,873	$ 1,755,000
Less: Goodwill and other intangible assets	746,735	748,397	746,735	747,129	747,545	747,971	748,397
Tangible common equity	$ 1,093,816	$ 1,006,603	$ 1,093,816	$ 1,069,612	$ 1,041,153	$ 1,019,902	$ 1,006,603
Common shares outstanding	58,917,147	58,834,066	58,917,147	58,911,563	58,896,189	58,896,189	58,834,066
Book value per share - GAAP	$ 31.24	$ 29.83	$ 31.24	$ 30.84	$ 30.37	$ 30.02	$ 29.83
Tangible book value per share	$ 18.57	$ 17.11	$ 18.57	$ 18.16	$ 17.68	$ 17.32	$ 17.11

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Non-GAAP Measures Comprehensive Credit-Related Coverage ($MM) GWB Legacy - Loans at Amortized GWB Legacy - HF Financial Corp. Other Acquired Cost Loans at Fair Value Acquired Loans Loans Total ALLL $ 60,799 $ — $ 1,327 $ 2,414 $ 64,540 Remaining Loan Discount $ — $ — $ 12,627 $ 5,656 $ 18,283 Fair Value Adjustment (Credit) $ — $ 7,412 $ — $ — $ 7,412 Total ALLL / Discount / FV Adj. $ 60,799 $ 7,412 $ 13,954 $ 8,070 $ 90,235 Total Loans $ 7,916,147 $ 865,386 $ 528,751 $ 105,640 $ 9,415,924 ALLL / Total Loans 0.77% —% 0.25% 2.29% 0.69% Discount / Total Loans —% —% 2.39% 5.35% 0.19% FV Adj. / Total Loans —% 0.86% —% —% 0.08% Total Coverage / Total Loans (1) 0.77% 0.86% 2.64% 7.64% 0.96% (1) Comprehensive Credit-Related Coverage is a non-GAAP measure that Management believes is useful to demonstrate that the FV adjustments related to credit and remaining loan discounts consider credit risk and should be considered as part of total coverage. 14

Appendix 2 Accounting for Loans at FV and Related Derivatives

Loans at FV and Related Derivatives

Great Western Bancorp, Inc.

Overview

- For certain loans with an original term greater than 5 years with a fixed rate to the customer, Great Western Bank ("GWB") has entered into equal and offsetting fixed-to-floating interest rate swaps with two US counterparties
- Total size of the portfolio was $865.4 million at September 30, 2018
- GWB has elected the Fair Value Option (ASC 825) on these loans and applies a similar treatment to the related derivatives:
  - Changes in the fair value of the loans and the derivatives and the current period realized cost (benefit) of the derivatives (i.e., the net pay fixed/receive floating settlement) are recorded in earnings through noninterest income
  - This differs significantly from most peers who have elected Hedge Accounting treatment
  - The historical election is irrevocable so the concept will be present for the foreseeable future in GWB's financial statements *even if* different accounting elections are made on future originations
  - Management presents non-GAAP measures to provide more clarity on the underlying economics

Summary

	Income Statement Line Item:			
	Net increase (decrease) in fair value of loans at fair value	***Net realized and unrealized gain (loss) on derivatives***	***Net Relationship***	***Notes***
Increase (decrease) in FV related to interest rates	$ (7,086)	$ 7,086	$ —	**(1)**
Increase (decrease) in FV related to credit	$ 3	$ 86	$ 89	**(2)**
Increase (decrease) in SWAP fees	$ —	$ 790	$ 790	**(3)**
Current period realized cost of derivatives	$ —	$ (419)	$ (419)	**(4)**
Subtotal, loans at FV and related derivatives	$ (7,083)	$ 7,543	$ 460	**(5)**

(1) Equal and offsetting each period. Changes in the FV of each financial asset and liability driven by current compared to contractual rates.

(2) Management records an adjustment for credit risk in noninterest income based on loss history for similar loans, adjusted for an assessment of existing market conditions for each loan segment. The FV adjustment related to credit is not included in the ALLL but loans are included in the ALLL coverage ratio denominator.

(3) Swap fees are fees related to transacting interest rate swaps and other interest rate derivatives.

(4) Current period actual cost of fixed-to-float interest rate swaps. Within non-GAAP financial measures, management reclassifies this component to interest income, resulting in adjusted interest income, adjusted net interest income and adjusted NIM, reflecting the underlying economics of the transactions. All else equal, this drag on earnings will reduce as short-term LIBOR rates increase.

(5) While US GAAP mandates the presentation of these items in noninterest income, management believes the residual net amount economically represents the net credit exposure of this segment of the portfolio - presented as a "credit-related charge" in the earnings release and elsewhere (see note **(2)**) - and the current period derivative cost which should be analyzed relative to gross interest income received from the loan customers (see note **(4)**) as presented in non-GAAP measures.

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